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                                                                Exhibit 15.(a).2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-11288, 333-118619 and 333-123666) of
chinadotcom corporation of our report dated February 9, 2004 relating to the financial statements of IMI Global Holdings Ireland Limited, which appears in this Annual Report (Form 20-F).

PricewaterhouseCoopers LLP
Philadelphia, PA
June 24, 2005